Fees Summary	Aug. 03, 2023 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,188.69
Total Fee Amount	3,188.69
Total Transaction Valuation	28,935,489.00
Total Offset Amount	0.00
Net Fee	$ 0.00